Exhibit 10.1

EXECUTION VERSION

AMENDMENT TO PRIVATE PLACEMENT AGREEMENT

THIS AMENDMENT TO THE PRIVATE PLACEMENT AGREEMENT (this “Amendment”), is made and entered into as December 28, 2016, by and among Peabody Energy Corporation, a Delaware corporation (the “Company”) on behalf of itself and each of its direct and indirect debtor subsidiaries (each a “Debtor” and, collectively, the “Debtors” and, together with their non-Debtor affiliates, the “Company Group”) on the one hand, and each Noteholder Co-Proponent (as defined in the Private Placement Agreement (as defined below)) that is a Party hereto, on the other hand. The Company and each Noteholder Co-Proponent is referred to herein, individually, as a “Party” and, collectively, as the “Parties”.

RECITALS:

WHEREAS, the Company and the Private Placement Parties have executed that certain Private Placement Agreement, dated December 22, 2016 (the “Private Placement Agreement”); and

WHEREAS, the Parties desire to amend certain provisions of the Private Placement Agreement pursuant to the terms hereof.

NOW, THEREFORE, in consideration of the forgoing recitals and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. AMENDMENT TO SECTION 1.1. Section 1.1 (Definitions) of the Private Placement Agreement is hereby amended by substituting the definition of the term of Phase Two Party Outside Date with the following:

“Phase Two Party Outside Date” means the date that is December 30, 2016 and by which the relevant party has executed this Agreement or a Joinder Agreement.

2. AMENDMENT TO SECTION 2.3(a). Section 2.3(a) is struck in its entirety and replaced with the following:

(a) Additional Private Placement Parties. Holders of Allowed Second Lien Notes Claims and Allowed Class 5B Claims may, in their sole discretion, elect to participate in the rights and obligations set forth by this Agreement as an Additional Private Placement Party (to the extent they meet the qualifications set forth in the definition of such term) until the date that is twenty (20) Business Days following the Debtors’ filing of the PPA and BCA Approval Motion (the “Private Placement Enrollment Outside Date”). All holders of Eligible Private Placement Claims electing to become Additional Private Placement Parties must execute and deliver to the Company and the Claims and Balloting Agent a joinder to this Agreement pursuant to an agreement in substantially the form attached as Exhibit B hereto or otherwise in form and substance reasonably acceptable to the Company (a “Joinder Agreement”), a joinder to the Backstop Commitment Agreement in the form set forth by the Backstop Commitment Agreement and a joinder to the Plan Support Agreement. Any Additional Private Placement Parties that become a Private Placement Party pursuant to this Section 2.3(a) by 5:00 p.m. New York City time on December 30, 2016 following the execution of this Agreement (excluding any Defaulting Private Placement Party) is deemed to be a “Phase Two Private Placement

Party”. Each Phase Two Private Placement Party shall report its Phase Two Party Claim Amount, and each Additional Private Placement Party shall report its Additional Party Claim Amount, to the Claims and Balloting Agent promptly after becoming a Phase Two Private Placement Party or Additional Private Placement Party, as the case may be, but in no event later than the Private Placement Enrollment Outside Date.

3. EFFECT ON THE PRIVATE PLACEMENT AGREEMENT. Except as expressly set forth in this Amendment, this Amendment shall not constitute an amendment or waiver of any other provisions of the Private Placement Agreement. The Private Placement Agreement as specifically modified by this Amendment is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed. Each reference in the Private Placement Agreement to “this Agreement,” “herein”, “hereunder,” “hereof” or words of like import referring to the Private Placement Agreement shall mean and be a reference to the Private Placement as modified by this Amendment.

4. DEFINED TERMS. Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Private Placement Agreement.

5. INCORPORATED PROVISIONS. Section 10.2, Section 10.4, Section 10.5 and Section 10.6 of the Private Placement Agreement are hereby incorporated by reference herein mutatis mutandis.

[Signature Page Follows]

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IN WITNESS WHEREOF, and intending to be legally bound, the undersigned have executed this Amendment as of the date first mentioned above.

PEABODY ENERGY CORPORATION

By:	/s/ A. Verona Dorch
Name:	A. Verona Dorch
Title:	Executive VP and Chief Legal Officer

[Signature Page to the Amendment to Private Placement Agreement]

Contrarian Capital Fund I, L.P.

By: Contrarian Capital Management, L.L.C.
Its: Investment Manager

By:	/s/ Jon Bauer
Name: Jon Bauer
Title: Managing Member

Notice Information

411 West Putnam Avenue, Suite 425
Greenwich, CT 06830

Email address: jweisser@contrariancapital.com

Attention to: Josh Weisser

[Signature page to Amendment to Private Placement Commitment Agreement]

CCM Pension-A, L.L.C.

By: Contrarian Capital Management, L.L.C.
Its: Managing Member

By:	/s/ Jon Bauer
Name: Jon Bauer
Title: Managing Member

Notice Information

411 West Putnam Avenue, Suite 425
Greenwich, CT 06830

Email address: jweisser@contrariancapital.com

Attention to: Josh Weisser

[Signature page to Amendment to Private Placement Commitment Agreement]

CCM Pension-B, L.L.C.

By: Contrarian Capital Management, L.L.C.
Its: Managing Member

By:	/s/ Jon Bauer
Name: Jon Bauer
Title: Managing Member

Notice Information

411 West Putnam Avenue, Suite 425
Greenwich, CT 06830

Email address: jweisser@contrariancapital.com

Attention to: Josh Weisser

[Signature page to Amendment to Private Placement Commitment Agreement]

Contrarian Dome du Gouter Master Fund, LP

By: Contrarian Capital Management, L.L.C.
Its: Investment Manager

By:	/s/ Jon Bauer
Name: Jon Bauer
Title: Managing Member

Notice Information

411 West Putnam Avenue, Suite 425
Greenwich, CT 06830

Email address: jweisser@contrariancapital.com

Attention to: Josh Weisser

[Signature page to Amendment to Private Placement Commitment Agreement]

Contrarian Opportunity Fund, L.P.

By: Contrarian Capital Management, L.L.C.
Its: Investment Manager

By:	/s/ Jon Bauer
Name: Jon Bauer
Title: Managing Member

Notice Information

411 West Putnam Avenue, Suite 425
Greenwich, CT 06830

Email address: jweisser@contrariancapital.com

Attention to: Josh Weisser

[Signature Page to the Amendment to Private Placement Agreement]

Contrarian Capital Senior Secured, L.P.

By: Contrarian Capital Management, L.L.C.
Its: Investment Manager

By:	/s/ Jon Bauer
Name: Jon Bauer
Title: Managing Member

Notice Information

411 West Putnam Avenue, Suite 425
Greenwich, CT 06830

Email address: jweisser@contrariancapital.com

Attention to: Josh Weisser

[Signature Page to the Amendment to Private Placement Commitment Agreement]

Contrarian Capital Trade Claims, L.P.

By: Contrarian Capital Management, L.L.C.
Its: Investment Manager

By:	/s/ Jon Bauer
Name: Jon Bauer
Title: Managing Member

Notice Information

411 West Putnam Avenue, Suite 425
Greenwich, CT 06830

Email address: jweisser@contrariancapital.com

Attention to: Josh Weisser

[Signature Page to the Amendment to Private Placement Commitment Agreement]

Contrarian Advantage-B, LP

By: Contrarian Capital Management, L.L.C.
Its: General Partner

By:	/s/ Jon Bauer
Name: Jon Bauer
Title: Managing Member

Notice Information

411 West Putnam Avenue, Suite 425
Greenwich, CT 06830

Email address: jweisser@contrariancapital.com

Attention to: Josh Weisser

[Signature page to Amendment to Private Placement Commitment Agreement]

Contrarian Emerging Markets, L.P.

By: Contrarian Capital Management, L.L.C.
Its: Investment Manager

By:	/s/ Jon Bauer
Name: Jon Bauer
Title: Managing Member

Notice Information

411 West Putnam Avenue, Suite 425
Greenwich, CT 06830

Email address: jweisser@contrariancapital.com

Attention to: Josh Weisser

[Signature page to Amendment to Private Placement Commitment Agreement]

Contrarian EM SIF Master L.P.

By: Contrarian Capital Management, L.L.C.
Its: Investment Manager

By:	/s/ Jon Bauer
Name: Jon Bauer
Title: Managing Member

Notice Information

411 West Putnam Avenue, Suite 425
Greenwich, CT 06830

Email address: jweisser@contrariancapital.com

Attention to: Josh Weisser

[Signature page to Amendment to Private Placement Commitment Agreement]

Boston Patriot Summer St LLC

By: Contrarian Capital Management, L.L.C.
Its: Investment Manager

By:	/s/ Jon Bauer
Name: Jon Bauer
Title: Managing Member

Notice Information

411 West Putnam Avenue, Suite 425
Greenwich, CT 06830

Email address: jweisser@contrariancapital.com

Attention to: Josh Weisser

[Signature page to Amendment to Private Placement Commitment Agreement]

BlockHouse Master Fund LP

By:	/s/ Alfred J. Barbagallo
Name: Alfred J. Barbagallo
Title: Managing Director & General Counsel

Notice Information

40 West 57th Street, 25th Floor
New York, NY 10019

compliance@pointstate.com

[Signature page to Amendment to Private Placement Agreement]

Conflux Fund LP

By:	/s/ Alfred J. Barbagallo
Name: Alfred J. Barbagallo
Title: Managing Director & General Counsel

Notice Information

40 West 57th Street, 25th Floor
New York, NY 10019

compliance@pointstate.com

[Signature page to Amendment to Private Placement Agreement]

SteelMill Master Fund LP

By:	/s/ Alfred J. Barbagallo
Name: Alfred J. Barbagallo
Title: Managing Director & General Counsel

Notice Information

40 West 57th Street, 25th Floor
New York, NY 10019

compliance@pointstate.com

[Signature page to Amendment to Private Placement Agreement]

PointState Fund LP

By:	/s/ Alfred J. Barbagallo
Name: Alfred J. Barbagallo
Title: Managing Director & General Counsel

Notice Information

40 West 57th Street, 25th Floor
New York, NY 10019

compliance@pointstate.com

[Signature page to Amendment to Private Placement Agreement]

Panning Master Fund, LP

By: Panning Capital Management, LP
Its: Investment Manager

By:	/s/ William Kelly
Name: William Kelly
Title: Authorized Signatory

Notice Information

510 Madison Avenue, 23rd Floor
New York, NY 10022

rayan@panning.com

Attention to: Rayan Joshi

Signature Page to Amendment to Private Placement Commitment Agreement

SOUTH DAKOTA INVESTMENT COUNCIL

By:	/s/ Matthew L. Clark
Name:	Matthew L. Clark
Title:	State Investment Officer

Address:	South Dakota Investment Council
4009 West 49th Street, Suite 300
Sioux Falls, SD 57106-3784
Tel:	605-362-2820
Email:	Laurie.Riss@state.sd.us
Attn:	A. Laurie Riss

[Signature Page to Amendment to Private Placement Commitment Agreement]

DISCOVERY CAPITAL MANAGEMENT, LLC

By:	/s/ Adam Schreck
Name:	Adam Schreck
Title:	General Counsel

Address:	20 Marshall Street, Suite 310
South Norwalk, CT 06854
Attn:	Adam Schreck
aschreck@discap.com
Tel:	(203) 956-7953

[Signature Page to the Amendment to Private Placement Agreement]

BLUE TURTLE CAPITAL, LLC, a Delaware Limited Liability Company

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

BLUE TURTLE CAPITAL LIMITED, a Cayman Islands Limited Company

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Notice Information

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036

Email: KEckstein@kramerlevin.com;
SZide@kramerlevin.com
ADove@kramerlevin.com

Attention: Kenneth H. Eckstein, Esq.,
Stephen D. Zide, Esq.,
and Andrew M. Dove, Esq.

[Signature Page to the Amendment to Private Placement Agreement]

AURELIUS CAPITAL MASTER, LTD.
By:	Aurelius Capital Management, LP, solely as
investment manager and not in its individual capacity

By:	/s/ Richard Petrilli
Name: Richard Petrilli
Title: Chief Financial Officer

ACP MASTER, LTD.
By:	Aurelius Capital Management, LP, solely as investment manager and not in its individual capacity

By:	/s/ Richard Petrilli
Name: Richard Petrilli
Title: Chief Financial Officer

Notice Information

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036

Email: KEckstein@kramerlevin.com;
SZide@kramerlevin.com
ADove@kramerlevin.com

Attention: Kenneth H. Eckstein, Esq.,
Stephen D. Zide, Esq.,
and Andrew M. Dove, Esq.

[Signature Page to the Amendment to Private Placement Agreement]